Household Consumer Loan Trust, Series 1996-1    Deposit Trust
Calculations
Previous Due Period Ending
                     Apr 30, 1999
Current Due Period Ending
                     May 31, 1999
Prior Distribution Date
                     May 14, 1999
Distribution Date
                     Jun 14, 1999


Beginning Trust Principal Receivables
                 4,160,840,874.49
Average Principal Receivables
                 4,348,700,019.71
FC&A Collections (Includes Recoveries)
                    69,760,384.22
Principal Collections
                   138,592,530.49
Additional Balances
                    66,257,260.47
Net Principal Collections
                    72,335,270.02
Defaulted Amount
                    31,469,168.59
Miscellaneous Payments
                             0.00
Principal Recoveries
                     2,088,340.00


Beginning Participation Invested Amount
                   371,149,670.15
Beginning Participation Unpaid Principal Balance
                   371,149,670.15
Ending Participation Invested Amount
                   362,290,244.81
Ending Participation Unpaid Principal Balance
                   362,290,244.81


Accelerated Amortization Date
                     Feb 28, 2001
Is it the Accelerated Amortization Period?  0=No
                                0


OC Balance as % of Ending Participation Invested Amount (3 month
average)                     9.521%
Is it Early Amortization?  (No, if 3 month OC Average  >or=4.75%)
                                0


Investor Finance Charges and Administrative Collections

Numerator for Floating Allocation
                   371,149,670.15
Numerator for Fixed Allocation
                   381,019,307.10
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,348,700,019.71
Applicable Allocation Percentage
                          8.5347%
Investor FC&A Collections
                     5,953,858.27


Series Participation Interest Default Amount

Numerator for Floating Allocation
                   371,149,670.15
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,348,700,019.71
Floating Allocation Percentage
                          8.5347%
Series Participation Interest Default Amount
                     2,685,807.60




Principal Allocation Components

Numerator for Floating Allocation
                   371,149,670.15
Numerator for Fixed Allocation
                   381,019,307.10
Denominator - Max(Sum of Numerators, Principal Receivables)
                 4,348,700,019.71




Series Participation Interest Monthly Interest

(a) Series Participation Interest Pass Through Rate, [Max(b,c)]
                          6.2500%
(b) Prime Rate minus 1.50%
                          6.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated
Principal Pmt Amount            4.7276%
(d) Series Participation Interest Unpaid Principal Balance
                   371,149,670.15
(e) Actual days in the Interest Period
                               31
Series Participation Monthly Interest, [a*d*e]
                     1,997,506.91


Series Participation Interest Interest Shortfall
                             0.00
Previous Series Participation Interest Interest Shortfall
                             0.00


Additional Interest
                             0.00


Series Participation Interest Monthly Principal

Available Investor Principal Collections, [a+m+n]
                     8,859,425.34


(a) Investor Principal Collections, [Max(b,h) or e]
                     6,173,617.74
(b) prior to Accelerated Amort. Date or not Early Amort. Period,
[c*d]                  6,173,617.74
(c) Floating Allocation Percentage
                          8.5347%
(d) Net Principal Collections
                    72,335,270.02
(e) after Accelerated Amort Date or Early Amort Period, [f*g]
                    12,143,038.08
(f) Fixed Allocation Percentage
                          8.7617%
(g) Collections of Principal


                   138,592,530.49


(h) Minimum Principal Amount, [Min(i,l)]
                     3,994,886.46
(i)  Floating Allocation Percentage of Principal Collections
                    11,828,493.97
(j)  1.8% of the Series Participation Interest Invested Amount
                     6,680,694.06
(k) Series Participation Interest Net Default Payment Amount
                     2,685,807.60
(l)  the excess of (j) over (k)
                     3,994,886.46


(m) Series Participation Interest Net Default Payment Amount
                     2,685,807.60


(n) Optional Repurchase Amount (principal only) at Sec. 9
                             0.00


Application of Investor Finance Charges and Admin Collections

Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]
                     5,953,858.27
Series Servicing Fee paid if HFC is not the Servicer [Sec.
4.11(a)(i)]                          0.00
plus any unpaid Series Servicing Fee of other than HFC
                             0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]
                     1,997,506.91
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]
                            0.00
Additional Interest [Sec. 4.11(a)(ii)]
                             0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]
                     2,685,807.60
Reimbursed Series Participation Interest Charge-Offs [Sec.
4.11(a)(iv)]                         0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]
                       618,582.78
Excess [Sec. 4.11(a)(vi)]
                       651,960.98


Series Participation Investor Charge Off [Sec. 4.12(a)]
                             0.00

Series 1996-1  Owner Trust Calculations


Due Period Ending                                         May 31,
1999

Payment Date                                              Jun 15,
1999




Calculation of Interest Expense





Index (LIBOR)
4.902500%

Accrual end date, accrual beginning date and days in      Jun 15,
1999     May 17, 1999               29

Interest Period

Class A                                            Class B
Certificates   Overcoll Amount
Beginning Unpaid Principal Balance
192,918,449.46                                     129,902,384.55
  12,990,238.46     35,338,597.68
Previously unpaid interest/yield
0.00                                               0.00
 0.00
Spread to index
0.22%                                              0.60%
 1.00%
Rate (capped at 13%, 15%, 16%)
5.122500%                                          5.502500%
 5.902500%
Interest/Yield  Payable on the Principal Balance
796,069.94                                         575,801.34
  61,765.88
Interest on previously unpaid interest/yield
0.00                                               0.00
 0.00
Interest/Yield Due
796,069.94                                         575,801.34
  61,765.88
Interest/Yield Paid



796,069.94                                         575,801.34
  61,765.88



Summary





Beginning Security Balance



192,918,449.46                                     129,902,384.55
  12,990,238.46     35,338,597.68
Beginning Adjusted Balance



192,918,449.46                                     129,902,384.55
  12,990,238.46
Principal Paid
                                          3,100,798.87
310,079.89        921,024.42

4,604,845.01
Ending Security Balance



188,313,604.45                                     126,801,585.68
  12,680,158.57     34,494,896.11
Ending Adjusted Balance



188,313,604.45                                     126,801,585.68
  12,680,158.57
Ending Certificate Balance as % Participation

3.5000%
Interest Invested Amount
Targeted Balance
                                        126,801,585.68
12,680,158.57

188,390,927.30
Minimum Adjusted Balance
                                         49,000,000.00
4,900,000.00     13,300,000.00
Certificate Minimum Balance

10,978,843.58
Ending OC Amount as Holdback Amount

         34,494,896.11
Ending OC Amount as Accelerated Prin Pmts

                  0.00



Beginning Net Charge offs
0.00                                               0.00
 0.00              0.00
Reversals
0.00                                               0.00
 0.00              0.00
Charge offs
0.00                                               0.00
 0.00              0.00
Ending Net Charge Offs
0.00                                               0.00
 0.00              0.00



Interest/Yield Paid per $1000
$1.2469767                                         $4.2262311
 $2.4264391
Principal Paid per $1000
$7.2131031                                        $22.7590522
$12.1813202



Series 1996-1  Owner Trust Calculations

Due Period
                         May 1999
Payment Date
                     Jun 15, 1999


Optimum Monthly Principal  [a+b+c]

(a) Available Investor Principal Collections
                     8,859,425.34
(b) Series Participation Interest Charge Offs
                             0.00
(c) Lesser of Excess Interest and Carryover Charge offs
                             0.00


Accelerated Principal Payment
                        77,322.85


Series Participation Interest Monthly Interest
                     1,997,506.91


Allocation of Optimum Monthly Principal and Series Part. Interest
Monthly Interest


Interest and Yield

  Pay Class A Interest Distribution- Sec. 3.05(a)(i)(a)
                       796,069.94




  Pay Class B Interest Distribution- Sec. 3.05(a)(i)(b)
                       575,801.34
  Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(c)
                        61,765.88


Principal up to Optimum Monthly Principal Balance

  Pay Class A to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)
                     4,527,522.16




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                3,100,798.87
3.05(a)(ii)(b)


Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(c)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Certificate to Targeted Principal Balance subject to Min Adj
Bal- Sec.              310,079.89
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal-
Sec. 3.05(a)(iv)       921,024.42


Principal up to Accelerated Principal Payment Amout

  Pay Class A to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(a)




  Pay Class B to Targeted Principal Balance subject to Min Adj Bal-
Sec.                        0.00
3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)
                        77,322.85




  Pay Class B to zero- Sec. 3.05(a)(v)(d)
                             0.00


Principal up to Optimal Monthly Principal

  Pay Class A to zero- Sec. 3.05(a)(vi)(a)
                             0.00




  Pay Class B to zero- Sec. 3.05(a)(vi)(b)
                             0.00
  Pay Certificates up to Certificate Minimum Balance or zero- Sec.
3.05(a)(vi)(c)               0.00
  Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)(d)                        0.00


Remaining Amounts to Holder of Designated Certificate - Sec.
3.05(a)(vii)                 486,546.90








Allocations of Distributions to Overcollateralization Amount



Available Distributions

      Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min
Bal- Sec.               921,024.42
3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC >0- Sec.
3.05(a)(vi)                       0.00


To Designated Certificate Holder up to total Accelerated Principal
Payments                77,322.85
To Designated Certificate Holder up to Holdback Amount
                       843,701.57
To HCLC any remaining amounts
                             0.00


Principal paid to the Designated Certificate
                         3,110.62